Subsequent Event	6 Months Ended
Jun. 30, 2019
Disclosure of Events After Reporting Period [abstract]
Subsequent Event
20.	SUBSEQUENT EVENT

On 1 August 2019, CNOOC China, a wholly-owned subsidiary of the Company, entered into an equity transfer agreement with CNOOC, pursuant to which, CNOOC China shall acquire the 100% equity interest in CUCBM held by CNOOC at a total consideration of approximately RMB5.335 billion, which will be settled in cash by CNOOC China. The completion of the acquisition is subject to conditions precedent. Following the completion of the acquisition, CUCBM will become an indirectly wholly-owned subsidiary of the Company.

Save as disclosed in the interim condensed consolidated financial statements, the Group has no other subsequent event needed to be disclosed.